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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                                October 24, 1997

                            HEALTH CARE REIT, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-8923             34-1096634
(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation)              File Number)      Identification No.)

One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio         43603-1475
(Address of principal executive offices)                     (Zip Code)

      (Registrant's telephone number, including area code): 419-247-2800

                       This Instrument contains 3 pages

                   The Exhibit Index is located on page 3.


ITEM 5.  OTHER EVENTS.

     In connection with the Company's Registration Statement on Form S-3 (File No. 333-19801) effective February 4, 1997 the Company has entered
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into an Underwriting Agreement with BT Alex. Brown Incorporated (the
"Underwriter") for an offering of 2,000,000 Shares of Common Stock, $1.00 par value per share plus an additional 300,000 shares of Common Stock if the Representatives execerise the over-allotment option granted therein.

    On October 21, 1997 the Board of Directors of the Company adopted Amended and Restated By-Laws (the "By-Laws"). The By-Laws now include language regarding the settlement of trades on the New York Stock Exchange and use of a corporate seal.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Business Acquired.

               None.

        (b) Pro Forma Financial Information.

               None.

        (c) Exhibits.

               (1.1) Underwriting Agreement.

               (3.1) Amended and Restated By-Laws

                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEALTH CARE REIT, INC.

                                  By: /s/ GEORGE L. CHAPMAN
                                     ---------------------------
                                          George L. Chapman

                                  Its: Chairman of the Board, Chief
                                       Executive Officer and President

Dated: October 24, 1997

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                                EXHIBIT INDEX


                                 Designation
                                 Number Under




                     Item 601 of
Exhibit No.         Regulation S-K         Description           Page #
-----------         --------------         -----------           ------
    1.1                    1          Underwriting Agreement       4

    3.1                  3(ii)         Amended and Restated        23
                                            By-Laws